Related-Party and Former Parent Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related-Party and Former Parent Transactions

Note 8. Related-Party and Former Parent Transactions

Emerald entered into a Services Agreement, dated June 17, 2013, with Onex Partners. Under the Services Agreement, Onex Partners provided expertise and advisory services, including, financial and structural analysis, due diligence investigations, and other advice and negotiation assistance. The fee for these services was payable quarterly.  In conjunction with the Company’s initial public offering, the Service Agreement was terminated. The Onex Partners service expense was $0.2 million, $0.8 million and $0.8 million for the years ended December 31, 2017, 2016 and 2015, respectively, and is included in selling, general and administrative expenses in the consolidated statements of income and comprehensive income.